                                                                   EXHIBIT 99.n4

                               AMENDMENT NO. 3 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is made as of the 27th day of February,  2004, by each of the above named corporations (the
"Issuers").  Capitalized  terms not  otherwise  defined  herein  shall  have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of  September  3, 2002,  as amended  December  31,  2002 and
August 29, 2003 (the "Plan"); and

     WHEREAS,  American  Century  Mutual  Funds,  Inc.  has added a new  series,
Capital Growth Fund (the "New Fund"), offering multiple classes; and

     WHEREAS,  American Century  Municipal Trust has added A, B and C classes of shares to Arizona  Municipal  Bond Fund and  Florida  Municipal  Bond Fund ("New
Classes"); and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of the New Fund and the New Classes.

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. American Century Mutual Funds,  Inc. hereby adopts the Plan on behalf of the New Fund, in accordance  with Rule 18f-3 under the 1940 Act and on the terms and conditions contained in the Plan.

     2. American Century Municipal Trust hereby adopts the Plan on behalf of the
New Classes,  in accordance  with Rule 18f-3 under the 1940 Act and on the terms and conditions contained in the Plan.

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     3. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     4. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Amended and Restated  Multiple  Class Plan, as amended by Amendment No.
3.

     5. In the event of a conflict  between the terms of this Amendment No.3 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 3 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 3, the parties hereby confirm and ratify the Plan.

     6. This Amendment No. 3 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 3 as of the date first above written.

                                   AMERICAN CENTURY CALIFORNIA  TAX-FREE AND
                                     MUNICIPAL FUNDS
                                   AMERICAN CENTURY  GOVERNMENT INCOME TRUST
                                   AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                   AMERICAN CENTURY INVESTMENT TRUST
                                   AMERICAN CENTURY MUNICIPAL TRUST
                                   AMERICAN CENTURY TARGET MATURITIES TRUST
                                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                                   AMERICAN CENTURY MUTUAL FUNDS, INC.
                                   AMERICAN CENTURY STRATEGIC ASSET
                                     ALLOCATIONS, INC.
                                   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                   By:    /s/ Charles A. Etherington
                                          --------------------------------------
                                   Name:  Charles A. Etherington
                                   Title: Vice President

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                                                    SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
                                                Investor   Institu-  Advisor      A       B        C     C Class     R
            Fixed Income Funds                    Class    tional     Class     Class   Class    Class     II      Class
                                                           Class
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY CALIFORNIA TAX-FREE
  AND MUNICIPAL FUNDS
>>  California High-Yield Municipal
>>  California Tax-Free Money Market Fund          Yes        No        No       Yes     Yes      Yes      Yes       No
>>  California Intermediate-Term Tax-Free          Yes        No        No       No       No      No       No        No
>>  California Long-Term Tax-Free                  Yes        No        No       No       No      Yes      No        No
>>  California Limited-Term Tax-Free Fund          Yes        No        No       No       No      Yes      No        No
                                                   Yes        No        No       No       No      No       No        No
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>  Ginnie Mae Fund
>>  Government Agency Money Market Fund            Yes        No        Yes      No       No      Yes      No        No
>>  Government Bond Fund                           Yes        No        Yes      No       No      No       No        No
>>  Short-Term Government Fund                     Yes        No        Yes      No       No      No       No        No
>>  Capital Preservation Fund                      Yes        No        Yes      No       No      No       No        No
>>  Inflation-Adjusted Bond Fund                   Yes        No        No       No       No      No       No        No
                                                   Yes        Yes       Yes      No       No      No       No        No
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>  International Bond Fund
                                                   Yes        No        Yes      No       No      No       No        No
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY INVESTMENT TRUST
>>  Diversified Bond Fund                          Yes        Yes       Yes      Yes     Yes      Yes      Yes       No
>>  Premium Money Market Fund                      Yes        No        No       No       No      No       No        No
>>  Prime Money Market Fund                        Yes        No        Yes      Yes     Yes      Yes      Yes       No
>>  High-Yield Fund                                Yes        No        Yes      Yes     Yes      Yes      Yes       No
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY MUNICIPAL TRUST
>>  Arizona Municipal Bond Fund                    Yes        No        No       Yes     Yes      Yes      No        No
>>  Florida Municipal Bond Fund                    Yes        No        No       Yes     Yes      Yes      No        No
>>  High-Yield Municipal Fund                      Yes        No        No       Yes     Yes      Yes      Yes       No
>>  Tax-Free Bond Fund                             Yes        Yes       No       No       No      Yes      No        No
>>  Tax-Free Money Market Fund                     Yes        No        No       No       No      No       No        No
>>  Florida Municipal Money Market Fund            Yes        No        No       No       No      No       No        No

---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY TARGET MATURITIES TRUST
>>  Target 2005 Fund
>>  Target 2010 Fund                               Yes        No        Yes      No       No      No       No        No
>>  Target 2015 Fund                               Yes        No        Yes      No       No      No       No        No
>>  Target 2020 Fund                               Yes        No        Yes      No       No      No       No        No
>>  Target 2025 Fund                               Yes        No        Yes      No       No      No       No        No
>>  Target 2030 Fund                               Yes        No        Yes      No       No      No       No        No
                                                   Yes        No        Yes      No       No      Yes      No        No
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
                                       3

---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
                                                Investor   Institu-  Advisor      A       B        C     C Class     R
                       Equity Funds               Class    tional     Class     Class   Class    Class     II      Class
                                                           Class
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>  Equity Growth Fund
>>  Income & Growth Fund                           Yes        Yes       Yes      No       No      Yes      No        No
>>  Global Gold Fund                               Yes        Yes       Yes      No       No      Yes      No        Yes
>>  Small Company Fund                             Yes        No        Yes      No       No      No       No        No
>>  Utilities Fund                                 Yes        Yes       Yes      No       No      No       No        Yes
                                                   Yes        No        Yes      No       No      No       No        No
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>  Equity Income Fund
>>  Value Fund                                     Yes        Yes       Yes      No       No      Yes      No        Yes
>>  Real Estate Fund                               Yes        Yes       Yes      Yes     Yes      Yes      Yes       No
>>  Small Cap Value Fund                           Yes        Yes       Yes      No       No      No       No        No
>>  Equity Index Fund                              Yes        Yes       Yes      No       No      Yes      No        No
>>  Large Company Value Fund                       Yes        Yes       No       No       No      No       No        No
                                                   Yes        Yes       Yes      Yes     Yes      Yes      Yes       Yes
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>  Balanced Fund                                  Yes        Yes       Yes      No       No      No       No        No
>>  Growth Fund                                    Yes        Yes       Yes      No       No      Yes      No        Yes
>>  Heritage Fund                                  Yes        Yes       Yes      No       No      Yes      No        No
>>  Select Fund                                    Yes        Yes       Yes      Yes     Yes      Yes      Yes       No
>>  Ultra Fund                                     Yes        Yes       Yes      No       No      Yes      No        Yes
>>  Veedot Fund                                    Yes        Yes       Yes      No       No      No       No        No
>>  Vista Fund                                     Yes        Yes       Yes      No       No      Yes      No        No
>>  Giftrust Fund                                  Yes        No        No       No       No      No       No        No
>>  New Opportunities Fund                         Yes        No        No       No       No      No       No        No
>>  Capital Value Fund                             Yes        Yes       Yes      No       No      No       No        No
>>  Veedot Large-Cap Fund                          Yes        Yes       Yes      No       No      No       No        No
>>  New Opportunities II Fund                      Yes        Yes       No       Yes     Yes     Yes       Yes       No
>>  Large Company Growth Fund                      Yes        Yes       Yes      Yes     Yes     Yes       No        No
>>  Capital Growth Fund                             No        No        No       Yes     Yes     Yes       No        No
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
American Century Strategic Asset
   Allocations, Inc.
>>  Strategic Allocation: Aggressive Fund
>>  Strategic Allocation: Conservative Fund        Yes        Yes       Yes      No       No     Yes      No        No
>>  Strategic Allocation: Moderate Fund            Yes        Yes       Yes      No       No      No      No        No
>>  EmVee Fund                                     Yes        Yes       Yes      No       No     Yes      No        Yes
                                                   Yes        No        No       No       No      No      No        No

                                       4

---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
                                                Investor  Institu-   Advisor     A       B        C      C Class     R
                       Equity Funds              Class    tional      Class    Class   Class    Class      II      Class
                                                          Class
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>  Emerging Markets Fund
>>  Global Growth Fund                             Yes        Yes       Yes      No       No      Yes      No        No
>>  International Growth Fund                      Yes        Yes       Yes      No       No      Yes      No        No
>>  International Discovery Fund                   Yes        Yes       Yes      Yes     Yes      Yes      Yes       Yes
>>  Life Sciences Fund                             Yes        Yes       Yes      No       No      No       No        No
>>  Technology Fund                                Yes        Yes       Yes      No       No      Yes      No        No
>>  International Opportunities Fund               Yes        Yes       Yes      No       No      Yes      No        No
>>  European Growth Fund                           Yes        Yes       No       No       No      No       No        No
                                                   Yes        Yes       Yes      No       No      Yes      No        No
---------------------------------------------- --------- ---------- ---------- ------- ------- -------- --------- ------

         By:      /s/ Charles A. Etherington
                  --------------------------------------------
         Name:    Charles A. Etherington
         Title:   Vice President
         Date:    February 27, 2004

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